NATIONAL ENERGY SERVICES REUNITED CORP. ANNOUNCES THE COMPLETION OF ITS BUSINESS COMBINATION WITH GULF ENERGY SAOC AND NATIONAL PETROLEUM SERVICES

HOUSTON, June 7, 2018 – National Energy Services Reunited Corp. (“NESR”) (NASDAQ: NESR) (NASDAQ: NESRW), announced today the completion of its business combination with Gulf Energy SAOC (“GES”) and National Petroleum Services (“NPS”) on June 6, 2018. The combined company creates an industry-leading provider of integrated energy services and solutions in the Middle East and North Africa (“MENA”) region. Following the closing of the transaction, NESR’s common stock and warrants will continue to trade on the NASDAQ Capital Market stock exchange under the ticker “NESR” and “NESRW,” respectively.

“We are pleased to announce that National Energy Services Reunited Corp. is now ready and eager to deliver the highest quality of services to our esteemed customers in the MENA region,” said Sherif Foda, Chairman of the Board and CEO of NESR. “When we set out on this journey, we envisioned to create a truly national services company which has its roots in the MENA region. With the closing of these acquisitions, I believe we achieved our objective and have set the stage for our future growth strategy. Our key goals are to create employment opportunities, significantly expand local manufacturing and be recognized as one of the best service providers in the area. I would also like to thank our shareholder base which has supported these transactions, and I look forward to working with our great team of employees of NPS and GES to fulfill our vision.”

The transaction was approved by the board of directors of NESR and by shareholders at a special meeting in lieu of an annual meeting on May 18, 2018. At $10.00 per share, NESR will have an aggregate market capitalization following the business combination and completion of redemptions of approximately $1.1 billion. As a result of the business combination, former GES and NPS shareholders now collectively own a significant portion of the combined company, representing approximately 46% of the proforma market capitalization. Major shareholders include SCF Partners along with Viburnum Funds, The Olayan Group, and Waha Capital PJSC.

About National Energy Services Reunited Corp.

NESR is a leading oil and gas services provider in the MENA region. NESR began as a special purpose acquisition corporation, or SPAC, focused on investing in global oil & gas services space in May 2017. In November 2017, NESR announced the acquisition of two of the most prominent oilfield services companies in the MENA region: GES and NPS. These transactions were completed in June 2018.

About SCF Partners

Founded in 1989, SCF Partners (“SCF”) provides equity capital and strategic growth assistance to build leading energy service and equipment companies that operate throughout the world. The firm is headquartered in Houston, Texas and has additional offices in Calgary, Singapore and Aberdeen. SCF currently oversees approximately $2 billion under management and has built more than 70 platform services companies, completing over 300 growth acquisitions, through partnerships with energy services and equipment entrepreneurs.

About Viburnum Funds

Viburnum Funds Pty Ltd. (“Viburnum”) is an Australian high conviction, active ownership investment manager of public and private equities. Their private equity strategy focuses on investments in expansion and replacement capital for mid-market resource services firms operating in Asia and Australasia. Founded in 2007, Viburnum is headquartered in Perth, Australia with offices in Singapore and Melbourne.

About Olayan Group

The Olayan Group (the “Group”), a private multinational enterprise, is an international investor and a diverse commercial and industrial concern with operations in the Middle East. With offices in Saudi Arabia, Europe, and the US, the Group’s global investment team focuses on public and private equities, real estate, fixed income securities, and other specialized assets. The commercial side of the Group comprises more than 40 companies and is centered in Saudi Arabia, where the Group originated in 1947. They are engaged in distribution, manufacturing, and services. Many of these companies operate in partnership with leading multinational or regional firms. Some have operations in other Gulf countries and the wider Middle East.

About Waha Capital

Waha Capital (“Waha”) is an Abu Dhabi-listed investment company that offers shareholders and third-party investors exposure to high-potential opportunities in diversified asset classes. The company manages assets across several sectors, including aircraft leasing, healthcare, financial services, fintech, energy, infrastructure, industrial real estate and capital markets. Through its Principal Investments unit, Waha has established a strong investment track-record, deploying capital in sectors that display robust demand fundamentals and that have been prioritized by governments in the Middle East and North Africa region. The company has also built a strong capability in managing global and regional credit and equity portfolios, which have enhanced the diversification and liquidity of Waha’s balance sheet. The excellent performance of the company’s principal investments and capital markets portfolios has laid the foundations for the launch of an asset management business aimed at third-party investors. Established in 1997, Waha benefits from a roster of prominent local shareholders that includes Mubadala Development Company, and a distinguished board, chaired by H.E. Salem Rashid Al Noaimi.

Forward Looking Statements

This communication includes certain statements that may constitute "forward-looking statements" for purposes of the federal securities laws.  Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions.  The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements may include, for example, statements about the benefits of the transaction described in this communication; the future financial performance and capital structure of NESR following the transaction; and changes in NESR’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management.  These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing NESR’s views as of any subsequent date, and NESR does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  You should not place undue reliance on these forward-looking statements.  As a result of a number of known and unknown risks and uncertainties, NESR’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements.  Some factors that could cause actual results to differ include NESR’s ability to maintain the listing of its ordinary shares and warrants on the NASDAQ Capital Market following the business combination, NESR’s ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, the price of oil, natural gas and natural gas liquids, competition and the ability of NESR to grow and manage growth profitably following the transaction; changes in applicable laws or regulations; the possibility that NESR may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated in NESR’s public filings with the Securities and Exchange Commission.

For inquiries regarding NESR, please contact:

Dhiraj Dudeja

National Energy Services Reunited Corp.

832-925-3777

info@nesrco.com

or

Joseph Caminiti or Steve Calk

Alpha IR Group

312-445-2870

NESR@alpha-ir.com